                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                         -------------------------------

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15 (D) OF THE

                         SECURITIES EXCHANGE ACT OF 1934

                         -------------------------------

                         DATE OF REPORT: April 10, 2000


                                NATCO Group Inc.

             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)



                 DELAWARE                               001-15603                     22-2906892
     (STATE OR OTHER JURISDICTION OF            (COMMISSION FILE NUMBER)           (I.R.S. EMPLOYER
              INCORPORATION)                                                     IDENTIFICATION NO.)



                         2950 North Loop West, 7th Floor
                              Houston, Texas 77092

               (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES) (ZIP CODE)


       REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: (713) 683-9292

ITEM 5. OTHER EVENTS

               On April 6, 2000 NATCO Group Inc. issued a press release announcing the completion of the acquisition of Engineering Specialties, Inc. (ESI). Based in Covington, Louisiana, ESI designs and manufactures water processing equipment used to remove oil and contaminants from water produced at the wellhead, primarily on offshore facilities. The press release is filed as Exhibit 99.1 to this Current Report on Form 8-K, and the contents of such Exhibit are incorporated herein by reference.


ITEM 7.    FINANCIAL STATEMENTS AND EXHIBITS

     (c)   Exhibits


     99.1  Press Release, dated April 10, 2000



Pursuant to the requirement of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                            NATCO Group Inc.


                                        By: /s/ J. Michael Mayer
                                            ------------------------------------
                                            J. Michael Mayer
                                            Senior Vice President and
                                                   Chief Financial Officer


Date: April 10, 2000

                                 EXHIBIT INDEX


EXHIBIT
INDEX                             DESCRIPTION
-------                           -----------

 99.1                 Press Release, dated April 10, 2000